SUBSCRIPTION AGREEMENT

November    , 2006

        This subscription agreement is by and between Silverstar Holdings, Ltd., a company organized under the laws of Bermuda (the “Company”), and ___________________ (the “Purchaser”).

        WHEREAS, the Purchaser wishes to acquire shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and the Company wishes to issue such shares to the Purchaser, on the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of these premises and the respective covenants and agreements herein contained, the Company and the Purchaser agree as follows:

    1.        Subscription for Shares; Payment and Issuance. The Purchaser hereby subscribes to purchase _________shares (the “Shares”) of the Common Stock, and in consideration for the Shares the Purchaser is herewith paying to the Company the purchase price of $1.75 per share for an aggregate purchase price of $______, receipt of which the Company acknowledges. Promptly after the execution and delivery of this agreement, the Company will issue to the Purchaser a duly executed certificate or certificates evidencing the Shares.

    2.        Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933 (the “Securities Act”).

    (ii)        The Purchaser has substantial experience in evaluating and investing in securities of companies similar to the Company so that the Purchaser is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect the Purchaser’s own interests.

    (iii)        The Purchaser understands that the acquisition of the Shares is a speculative investment that involves a high degree of risk of loss of the Purchaser’s investment therein, is able to bear the economic risk of the investment in the Shares being made hereby for an indefinite period of time, including the risk of a complete loss of the investment in the Shares, and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore cannot be sold unless subsequently registered under the Securities Act (or an exemption from such registration is available).

    (iv)        The Purchaser (i) is acquiring the Shares for investment for the Purchaser’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of, or that could cause the Company to be in violation of, applicable laws, and (ii) understands that the Shares have not been registered under the Securities Act and are being offered hereby by reason of an exemption from the registration requirement of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

    (v)        The Purchaser understands that no public market now exists for any of the Shares and that neither the Company nor any other person has made any assurances that a public market will ever exist for the Shares.

    (vi)        The Purchaser understands the business in which the Company operates and has had full access to the Company’s officers and agents and such other information concerning the Company as the Purchaser has requested.

    3.        Legend on Certificates. Each certificate and other document evidencing the Shares shall have indorsed in writing, stamped or printed, upon the back thereof, the following legend (or a legend or legends of similar effect and other appropriate legends as determined in the reasonable discretion of the Company):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MUST BE HELD INDEFINITELY, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, GIFTED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OF THE SECURITIES OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE ACCEPTABLE TO THE COMPANY AND WHICH COUNSEL SHALL BE ACCEPTABLE TO THE COMPANY, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

    4.        Piggyback Registration.

    (a)              Right to Include Registrable Securities. (i) Subject to Section 4(a)(ii) and Section 4(b) of this Agreement, if the Company at any time proposes to register any shares of Common Stock under the Securities Act of 1933, as amended, by registration on Forms SB-2, S-1, S-2, S-3 (but not Forms S-4 or S-8) or any successor or similar form(s) (except registrations of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination, or (ii) debt securities that are not convertible into Common Stock, it shall, each such time, give written notice to the Purchaser of its intention to do so and of the Purchaser’s rights under this Section 4 at least 5 days prior to the filing of a registration statement with respect to such registration with the Securities and Exchange Commission. Upon the written request of the Purchaser made within 5 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by the Purchaser, the Company shall, subject to the provisions hereof, use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Purchaser.

    (ii)               If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Purchaser and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice; and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

    (b)              Priority. Anything in Section 4(a) to the contrary notwithstanding, if either (1) the managing underwriter or underwriters of any underwritten offering or (2) the person pursuant to whose demand registration rights the offering is to be made, shall inform the Company of its belief that the number or type of Registrable Securities requested to be included in such registration pursuant to this Agreement would materially and adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering:

    (i)        first, all securities proposed by the Company to be sold for its own account; provided that the Company may modify this priority to permit securities described in item (ii) below to be registered prior to the securities proposed by the Company to be sold for its own account;

(ii) then, securities to be sold in connection with demand registration rights that have been exercised pursuant to registration rights agreements between the Company and any third parties;

(iii) then, securities to be sold in connection with piggyback registration rights expressly superior to all other piggyback rights (other than any rights to which such piggyback registration rights are expressly subordinated), or expressly superior to the piggyback rights set forth in this Agreement, that have been exercised pursuant to registration rights agreements between the Company and any third parties; and

    (iv)        finally, Registrable Securities to be sold by the Purchaser hereunder together with all other shares of Common Stock to be registered pursuant to registration rights agreements between the Company and any third parties (except in the case of any such registration rights agreement where the “priority” rights are expressly subordinated to all other piggyback rights (other than any rights to which such piggyback registration rights are expressly superior), or expressly subordinated to the piggyback rights set forth in this Agreement) in proportion to the respective numbers of shares of Common Stock that are owned by the Purchaser and such third parties.

    (c)        Underwriting Agreements. If the Company proposes to register any shares of the Common Stock under the Securities Act and such securities are to be distributed by or through one or more underwriters, the Purchaser shall, as a condition to the Company’s obligation, if any, to register such securities pursuant to Section 4(a), become a party to the underwriting agreement negotiated between the Company and the underwriter. Except as specifically contemplated herein, the Purchaser shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties and agreements regarding the Purchaser, the Purchaser’s Registrable Securities and the Purchaser’s intended method of distribution or as may be required by law or customarily given by selling shareholders in an underwritten public offering.

    (d)        Information; Holdback Agreement. In connection with any sale by the Company of any of its equity securities pursuant to a registration statement to be filed under the Securities Act, the Purchaser shall (i) furnish the Company such information regarding the Purchaser as may be reasonably requested in writing by the Company and as may be required in connection with such registration or the registration, as reasonably determined by the Company, and (ii) if requested by the underwriter of such sale of equity securities by the Company, shall agree in writing not to sell or otherwise transfer or dispose of any Shares or other securities of the Company then held by the Purchaser for the period after the effective date of the registration equal to the period of time for which the Company’s largest stockholder has so agreed. The Company may impose stop transfer instructions to enforce any required agreement of the Purchaser under this Section 4(d).

    (e)        “Registrable Securities” means the Shares that: (1) have not been previously registered and sold pursuant to a registration statement that shall have become effective under the Securities Act; and (2) may not be disposed of as permitted by, and in compliance with, Rule 144 or Rule 145 (or successor provisions) under the Securities

Act, together with any additional shares of Common Stock issued in a stock split or stock dividend.

    5.        Miscellaneous.

    (a)              Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof that would result in the applicability of the laws of another jurisdiction.

    (b)              Entire Agreement; Amendment; Effective Date. This agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein. This agreement may not be amended, modified or altered except by a written instrument executed by each of the parties hereto.

    (c)              Waiver. Any waiver by a party hereto of any breach of or failure to comply with any provision or condition of this agreement by any other party hereto shall not be construed as, or constitute, a continuing waiver of such provision or condition, or a waiver of any other breach of, or failure to comply with, any other provision or condition of this agreement, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any provision or condition of this agreement shall be effective unless evidenced by a written instrument signed by the party granting the waiver. No failure or delay by any party to enforce or exercise its rights or remedies hereunder shall be deemed a waiver hereof, nor shall any single or partial exercise of any such right or remedy or any abandonment or discontinuance of steps to enforce such rights, preclude any other or further exercise thereof or the exercise of any other right.

    (d)              Counterparts. This agreement may be executed in two (2) or more counterparts (including by facsimile signature, which shall constitute a legal and valid signature), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This agreement shall become effective when one or more counterparts, taken together, shall have been executed and delivered by all of the parties.

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        IN WITNESS WHEREOF, this agreement has been executed as of the date and year first above written.

Purchaser:

_______________________________
    Name:
    Title:

Address, E-Mail and Fax Number for Notices to the Purchaser:
Address:          _____________________________
                          _____________________________
                          _____________________________
Fax:                   _____________________________
E-Mail:              _____________________________

SILVERSTAR HOLDINGS, LTD.

By: ____________________________
Name:
Title: